SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

             / /               Preliminary Proxy Statement
             / /               Confidential, for Use of the Commission Only
                               (as permitted by Rule 14a-6(e)(2))
             / /               Definitive Proxy Statement
             /X/               Definitive Additional Materials
             / /               Soliciting   Material  Pursuant  to  Section
                               240.14a-11(c) or Section 240.14a-12


                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 WHX CORPORATION
--------------------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

                  Payment of Filing Fee (Check the appropriate box):

             /X/               No fee required.

             / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


             (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------



             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------



             (4)               Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


             (5)               Total fee paid:
--------------------------------------------------------------------------------


             / /               Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------


             / /               Check  box if any  part of the fee is  offset  as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1)               Amount Previously Paid:

--------------------------------------------------------------------------------


             (2)               Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------


             (3)               Filing Party:

--------------------------------------------------------------------------------


             (4)               Date Filed:

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE


            WHX RESPONDS TO GLOBAL INDUSTRIAL TECHNOLOGIES' 11TH HOUR
                        ADJOURNMENT OF ITS ANNUAL MEETING


New York (June 7, 1999) - WHX Corporation (NYSE: WHX) today made the following statement in response to Global Industrial Technologies' (NYSE: GIX) ten day adjournment of its annual meeting and its refusal to allow shareholders to vote on whether the meeting should be adjourned:

"This latest maneuver is yet another attempt by Global's management and board of directors to disenfranchise shareholders and deprive shareholders of the ability to register their dissatisfaction with the company. WHX believes that the meeting was delayed for the second time solely to prevent shareholders from electing their director of choice.

"As one of Global's largest shareholders, we will continue to vigorously pursue all appropriate actions to ensure that shareholders have the ability to exercise their voting rights. WHX remains committed to maximizing the value of Global for all shareholders."

WHX, along with GT Acquisition Corp., Mr. Ronald LaBow and Mr. Marvin Olshan, may be deemed to be participants in the solicitation of proxies in connection with the 1999 Annual Meeting of Global.

WHX is a holding company that has been structured to invest in and/or acquire a diverse group of businesses on a decentralized basis. WHX's primary businesses currently are Handy & Harman, a diversified manufacturing company whose strategic business segments encompass, among others, specialty wire and tubing, and precious metals plating, stamping and fabrication, and Wheeling-Pittsburgh Steel Corporation, a vertically integrated manufacturer of value-added and flat rolled steel products. WHX's other businesses include Unimast Incorporated, a leading manufacturer of steel framing and other products for commercial and residential construction and WHX Entertainment Corp., a co-owner of a racetrack and video lottery facility located in Wheeling, West Virginia.

                                      # # #


CONTACTS:
                  Abernathy MacGregor Frank
                  Patricia Sturms/Kate Huneke
                  (212) 371-5999